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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


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
/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/x/  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
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                                  U.S. BANCORP
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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                          ANNUAL MEETING JULY 31, 1997

DIRECTIVE to the Trustee Solicited on Behalf of the Board of Directors from Participants in the U.S. Bancorp Employee Investment Plan.

The undersigned participant in the U.S. Bancorp Employee Investment Plan ("Plan") hereby directs the Trustee to vote all shares held for the participant's account under the Plan at the annual meeting of shareholders of U.S. Bancorp on July 31, 1997, and any adjournments thereof with respect to the following:

PROPOSAL 1. TO APPROVE THE AGREEMENT AND PLAN OF MERGER dated as of March 19, 1997 by and between U.S. Bancorp and First Bank System, Inc. ("the Merger").

     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

PROPOSAL 2.  ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below
    (INSTRUCTIONS: To withhold your vote for any individual nominee, strike a line through the nominee's name in the list below.)

     H. Bettis, G. Cameron, C. Chambers, F. Drake, R. Dryden, J. Fery, J. Green,
     A. Noble, P. Redmond, N. Rogers, B. Whiteley

PROPOSAL 3. PROPOSAL TO APPROVE SELECTION OF DELOITTE & TOUCHE LLP as independent auditors for U.S. Bancorp for 1997 or, if the merger is consummated prior to December 31, 1997, for the period prior to the consummation of the merger.

     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

In its discretion, this Trustee is authorized to vote upon such other business as may properly come before the meeting.

This directive when properly executed will be voted in the manner directed herein by the undersigned participant. If no direction is made, this directive will be voted FOR Proposals 1, 2 and 3.

PLEASE MARK, SIGN, DATE, AND RETURN THE DIRECTIVE BY JULY 24, 1997, USING THE ENCLOSED ENVELOPE.

Total Number of Shares:          Dated:_______________________________, 1997

Employee #:                      _____________________________________
                                 Signature of Participant
                                 (Please sign exactly as name appears)